SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): February 12, 2002


                           VARI-L COMPANY, INC.
          (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                            4895 Peoria Street
                          Denver, Colorado 80239
                 (Address of Principal Executive Offices)




                              (303) 371-1560
                      (Registrant's Telephone Number,
                           including Area Code)


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     None

  (b)     None

  (c)     Exhibits

          99.1 Transcript for February 12, 2002 Conference Call

ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the transcript of the February 12, 2002 Conference Call by Vari-L Company, Inc. is attached as Exhibit 99.1 to this report and incorporated herein by reference. The transcript shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

     The conference call, which was open to the public, was also broadcast live over the Internet through PRNewswire's web site at www.videonewswire.com.

Date:  February 15, 2002           VARI-L COMPANY, INC.



                                   By:/s/Richard P. Dutkiewicz
                                      Richard P. Dutkiewicz
                                      Vice President of Finance and
                                      Chief Financial Officer